COMMITMENTS AND CONTINGENCIES	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 8 - COMMITMENTS AND CONTINGENCIES

Environmental and Governmental Regulation

At June 30, 2016, there were no known environmental or regulatory matters which are reasonably expected to result in a material liability to the Company. Many aspects of the oil and gas industry are extensively regulated by federal, state, and local governments in all areas in which the Company has operations. Regulations govern such things as drilling permits, environmental protection and air emissions/pollution control, spacing of wells, the unitization and pooling of properties, reports concerning operations, land use, and various other matters including taxation. Oil and gas industry legislation and administrative regulations are periodically changed for a variety of political, economic, and other reasons. As of June 30, 2016, the Company had not been fined or cited for any violations of governmental regulations that would have a material adverse effect upon the financial condition of the Company.

Legal Proceedings

The Company may from time to time be involved in various legal actions arising in the normal course of business. The Company does not believe that there is any litigation pending that could have, individually or in the aggregate, a material adverse effect on its results of operations or financial condition.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Environmental and Governmental Regulation

At December 31, 2015, there were no known environmental or regulatory matters which are reasonably expected to result in a material liability to the Company. Many aspects of the oil and gas industry are extensively regulated by federal, state, and local governments in all areas in which the Company has operations. Regulations govern such things as drilling permits, environmental protection and air emissions/pollution control, spacing of wells, the unitization and pooling of properties, reports concerning operations, land use, and various other matters including taxation. Oil and gas industry legislation and administrative regulations are periodically changed for a variety of political, economic, and other reasons. As of December 31, 2015 the Company had not been fined or cited for any violations of governmental regulations that would have a material adverse effect upon the financial condition of the Company.

Legal Proceedings

The Company may from time to time be involved in various legal actions arising in the normal course of business. In the opinion of management, the Company’s liability, if any, in these pending actions would not have a material adverse effect on the financial position of the Company. The Company’s general and administrative expenses would include amounts incurred to resolve claims made against the Company.

Parker v. Tracinda Corporation, Denver District Court, Case No. 2011CV561. In November 2012, the Company filed a motion to intervene in garnishment proceedings involving Roger Parker, the Company’s former Chief Executive Officer and Chairman. The Defendant, Tracinda, served various writs of garnishment on the Company to enforce a judgment against Mr. Parker seeking, among other things, shares of unvested restricted stock. The Company asserted rights to lawful set-offs and deductions in connection with certain tax consequences, which may be material to the Company. The underlying judgment against Mr. Parker was appealed to the Colorado Court of Appeals and, by Order dated October 17, 2013, that Court reversed the trial court with respect to Mr. Parker’s claims of waiver, estoppel and mitigation of damages and remanded with instruction to enter judgment for Mr. Parker. The Court of Appeals also ordered the trial court to conduct further proceedings to determine the amount of damages to award Mr. Parker on his breach of contract claim. The trial court conducted a later hearing and found in its Findings of Fact, Conclusions of Law and Order dated January 9, 2015, in favor of Mr. Parker on his claim for breach of contract, awarding him $6,981,302.60.Tracinda’s Motion for Amendment of the Court’s January 9 Findings and Conclusions was the subject of an Order dated April 10, 2015, in which the Court set off the award in favor of Mr. Parker against the award in favor of Tracinda, resulting in judgment in favor of Tracinda and against Mr. Parker in the amount of $625,572. On April 16, 2015, Tracinda filed a Notice of Appeal in the Colorado Court of Appeals, appealing both the January 9 Order and the April 10 Order. On May 18, 2015, Parker filed a Notice of Cross-Appeal in the Colorado Court of Appeals, cross-appealing both the January 9 Order and the April 10 Order. The record is in the process of being certified. The filing of the record will trigger the parties' briefing schedule.

In re Roger A. Parker: Tracinda Corp. v. Recovery Energy, Inc. and Roger A. Parker, United States Bankruptcy Court for the District of Colorado, Case No. 13-10897-EEB. On June 10, 2013, Tracinda Corp. (“Tracinda”) filed a complaint (Adversary No. 13-011301 EEB) against the Company and Roger Parker in connection with the personal bankruptcy proceedings of Roger Parker, alleging that the Company improperly failed to remit to Tracinda certain property in connection with a writs of garnishment issued by the Denver District Court (discussed above). The Company filed an answer to this complaint on July 10, 2013. A trial date has not been set and, by Order dated February 2, 2015, the Bankruptcy Court ordered that the Adversary Proceeding be held in abeyance pending final resolution of the state-court action (2011CV561). The Company is unable to predict the timing and outcome of this matter.

Lilis Energy, Inc. v. Great Western Operating Company LLC, Eighth Judicial District Court for Clark County, Nevada, Case No. A-15-714879-B. On March 6, 2015, the Company filed a lawsuit against Great Western Operating Company, LLC, or the Operator. The dispute related to the Company’s interest in certain producing wells and the Operator’s assertion that the Company’s interest was reduced and/or eliminated as a result of a default or a farm-out agreement. Underlying the dispute is the JOA which provides the parties with various rights and obligations. In its complaint, the Company sought monetary damages and declaratory relief on claims of breach of contract, breach of the implied covenant of good faith and fair dealing, tortious breach of the implied covenant of good faith and fair dealing, unjust enrichment, conversion and declaratory judgment related to the JOA. The Operator filed a motion to dismiss on May 26, 2015 and the Company responded by filing an opposition motion on June 12, 2015.

On July 7, 2015, as previously reported, the Company entered into a settlement agreement with the Operator. Due to the Company’s inability to secure financing pursuant to the Credit Agreement or another funding source, payment was not remanded to the Operator and the dispute remained unsettled.

During the year ended December 31, 2015, the Company was put in non-consent status. As such, the previously capitalized and accrued costs of approximately $5.20 million relating to these wells were eliminated since being placed in non-consent status relieved the Company of such liabilities. The Company has retained the right to participate in future drilling on this acreage block.

The Company believes there is no other litigation pending that could have, individually or in the aggregate, a material adverse effect on its results of operations or financial condition.

Operating Leases

The Company leases an office space under a two year operating lease in Denver, Colorado and a one year operating lease in Melville, New York expiring in November 2017. Rent expense for the years ended December 31, 2015 and 2014, were $73,000 and $109,000, respectively. As of December 31, 2015, the Company has approximately $90,000 of minimum lease payments on its existing operating leases.